Exhibit 99.1

                             Joint Filer Information

Pursuant to General Instruction 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

                   Flag Luxury Properties, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   Flag Luxury Riv, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   FX Luxury Realty, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   CKX, Inc.
                   650 Madison Avenue
                   New York, NY 10022

                   MJX Flag Associates, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   Flag Leisure Group, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   Paul Kanavos
                   650 Madison Avenue
                   New York, NY 10022

                   MJX Real Estate Ventures, LLC
                   650 Madison Avenue
                   New York, NY 10022

                   LMN 134 Family Company, LLC
                   134 E. 80th Street
                   New York, NY 10021

                   Mitchell J. Nelson
                   650 Madison Avenue
                   New York, NY 10022

                   Robert F.X. Sillerman
                   650 Madison Avenue
                   New York, NY 10022

                   ONIROT Living Trust dated 06/20/2000
                   4445 Wagon Trail Avenue
                   Las Vegas, NV 89118

                   Brett Torino
                   4445 Wagon Trail Avenue
                   Las Vegas, NV 89118

                   Rivacq LLC
                   One World Financial Center
                   New York, NY 10281

                   SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   SOF-VII U.S. Hotel Holdings, L.L.C.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   I-1/I-2 U.S. Holdings, L.L.C.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Global Opportunity Fund VII-A, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Global Opportunity Fund VII-B, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Global Opportunity Fund VII-D, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Global Opportunity Fund VII-D-2, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Capital Hospitality Fund I-1, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Capital Hospitality Fund I-2, L.P.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   SOF-VII Management, L.L.C.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   SCG Hotel Management, L.L.C.
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Starwood Capital Group Global, LLC
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

                   Barry S. Sternlicht
                   591 W. Putnam Avenue
                   Greenwich, CT  06830

Designated Filer: Riv Acquisition Holdings Inc.

Issuer and Ticker Symbol:  Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement:  September 24, 2007